TEMPLETON SUSTAINABLE EMERGING MARKETS BOND FUND

TEMPLETON INCOME TRUST

SUMMARY PROSPECTUS	May 1, 2026

Class A	Class C	Class R	Class R6	Advisor Class
FEMGX	FEMHX	FEMBX	FEMRX	FEMZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

TEMPLETON SUSTAINABLE EMERGING MARKETS BOND FUND
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Investment Goal

Current income with capital appreciation as a secondary goal.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees (including on Class R6 and Advisor Class shares), such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 133 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 86 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $500,000 or more (see "Investments of $500,000 or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	0.65%	0.50%	None	None
Other expenses	1.60%	1.60%	1.61%	1.67%	1.51%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1]	2.72%	3.12%	2.98%	2.54%	2.38%
Fee waiver and/or expense reimbursement[2]	-1.56%	-1.56%	-1.57%	-1.66%	-1.47%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.16%	1.56%	1.41%	0.88%	0.91%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.89% for each share class. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These contractual arrangements are expected to continue until April 30, 2027. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$489	$1,045	$1,627	$3,202
Class C	$259	$817	$1,499	$3,228
Class R	$144	$774	$1,430	$3,190
Class R6	$90	$632	$1,201	$2,750
Advisor Class	$93	$602	$1,137	$2,604
If you do not sell your shares:
Class C	$159	$817	$1,499	$3,228

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50.11% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in government bonds issued by emerging market countries pursuant to the investment manager’s investment strategy that emphasizes the current and projected sustainability efforts of emerging market countries in certain environmental, social and governance (ESG) categories (sustainability investment strategy). The investment manager’s sustainability investment strategy is based on its premise that when emerging market countries are evaluated on their ESG practices, they will score lower than developed market countries. A disparity in economic resources and the resulting lower absolute ESG score will often cause emerging markets to be overlooked or excluded from traditional investment strategies that only incorporate a snap-shot of current ESG scores. As a result, to counterbalance this disparity, the investment manager also evaluates an emerging market country’s momentum in improving its sustainability efforts, and, therefore, its ESG score, over the near to medium term, because it believes that projected positive change is an important tool in forecasting the long-term economic, social and political development of a country and the potential increase in the value of its bonds.

Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by “emerging market countries.” For purposes of the Fund’s 80% policy, the bonds in which the Fund invests consist of treasuries and government debt typically backed by the full faith and credit of the government and issued for the purpose of financing the emerging market country’s general growth and development. In addition, under normal market conditions, at least 80% of the Fund’s net assets are invested in or exposed to government bonds of emerging market countries that are determined by the investment manager, at the time of purchase, to score: (i) in the highest 50% of emerging market countries in the Templeton Global Macro ESG Index (TGM-ESGI) universe based on their current overall environmental, social and governance score; or (ii) in the highest 80% of emerging market countries in the TGM-ESGI universe based on their current overall environmental, social and governance score and that have a positive or neutral sustainability momentum (i.e., the difference between a country’s

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projected score and its current score over time). The investment manager counts toward the Fund’s 80% policies the notional value of derivatives and other instruments that provide long exposure to the interest rates, currencies or sovereign credit of bonds issued by emerging market countries.

"Emerging market countries" are countries considered to be emerging or frontier markets by the International Monetary Fund or the United Nations; countries included as emerging or frontier markets by S&P Dow Jones, Morgan Stanley Capital International or FTSE Russell index providers; and countries in the JPMorgan Emerging Markets Bond Index - Global (EMBIG), JPMorgan Government Bond Index - Emerging Markets Broad (GBI-EM Broad) or JPMorgan Corporate Emerging Markets Bond Index Broad (CEMBI Broad) fixed income indexes. Emerging market countries typically are located in the Asia Pacific region, Eastern Europe, the Middle East, Central and South America and Africa.

In employing its sustainability investment strategy, the investment manager uses the TGM-ESGI, which is a proprietary ESG scoring system, to assess a country’s sustainability practices. The TGM-ESGI ranks countries according to current and projected overall ESG scores based on each country’s scores in fourteen ESG subcategories that the investment manager has determined have significant impact on macroeconomic conditions. The investment manager believes this two-pronged approach (i.e., current and projected ESG scores) best represents the investment worthiness of a country as compared to other countries based on a country’s sustainability efforts and promotes ESG by investing the Fund’s assets in emerging market countries that are considered leaders and/or are expected to improve from an ESG perspective, as compared to other emerging market countries.

In ranking the countries in the TGM-ESGI universe on their sustainability practices and efforts, the investment manager assigns each country current and projected scores on a scale of 0 to 100 (100 being the highest) in each of the fourteen ESG subcategories. The investment manager bases the current scores in these subcategories on data provided by third-party index providers, as described in more detail below. Each country’s projected scores in the ESG subcategories are calculated by using the country’s current score as a base, and overlaying the investment manager’s discretionary views on expected developments across the ESG subcategories over the next two to three years based on its proprietary research, which includes a combination of quantitative and qualitative factors and leverages information from the investment manager’s individual country analysts who have a deep understanding of local conditions in specific countries and extensive knowledge of such countries’ policies and societal trends. The fourteen subcategories, the investment manager’s views on the impacts of such ESG factors on a country’s economic sustainability, and the third-party index providers on which the investment manager bases its scoring, as of the date of this

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prospectus, are set forth below. Without notice to shareholders, the subcategories and the investment manager’s views on the impact of a factor on a country’s economic sustainability may change over time and the investment manager may rely on additional, fewer or different third-party index providers and may change in any manner or end its reliance on some or all third-party index providers.

Environmental:

• Resource insecurity – As the global population increases and demands higher standards of living, the consumption of limited resources has increased. Resources can include the basic needs of any population, like water and farmable land, or economic needs such as fuel and minerals. Resource insecurity and depletion can threaten to disrupt established industries, particularly for countries dependent on resource-dependent economic activity such as agriculture, fishing and mining.

• Extreme weather risk – Natural disasters such as droughts, monsoons, earthquakes and hurricanes can have large, disruptive impacts on an economy. While weather patterns cannot be predicted, the investment manager can be aware of the risks they pose and how well a country can handle such disasters in light of the vulnerability of its infrastructure, its emergency response abilities, and the adequacy of its early warning systems. For example, one macroeconomic impact of extreme weather risk falls on the price of goods; disasters such as droughts or hurricanes can severely disrupt availability of necessities like food or energy.

• Unsustainable practices – The sustainability of a country’s treatment of the natural environment such as air, water and land are critical for current and future wellbeing. Unsustainable practices range from emissions to water pollution to destruction of biodiversity. Pollution can result in large cleanup costs and poorer health of citizens and may draw international opposition that hinders development.

Social:

• Social cohesion and stability – Lack of social cohesion comes in many forms, including terrorism, violent demonstrations and ethnic or religious conflicts. Active conflicts can lead to instability that negatively impacts economic conditions. Decay of social cohesion can also be harmful when savvy politicians take advantage of it. Recent waves of protectionism and anti-immigration sentiment are results of such dynamics.

• Infrastructure – Infrastructure refers to the quality and extension of transport (road, rail, water and air) and utility infrastructure. Strong infrastructure helps develop business activity and constitutes an important gauge of whether the

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government takes a long-term view of economic issues. Investment in infrastructure not only provides a temporary boost to a country’s gross domestic product (GDP) through employment and construction, but necessary projects also can expand growth potential for years to come. Lack of adequate infrastructure can cause issues such as supply bottlenecks and inflationary pressures.

• Healthcare – Healthcare is measured by the coping ability of countries when faced with epidemic and pandemic diseases, and reflects the quality and robustness of a country’s health systems, as well as its ability to prevent, detect and respond swiftly to the spread of diseases. Quality of healthcare also leads to desired health outcomes and good quality of life. Lack of healthcare can cause health system and healthcare overloads, reductions in production and services and deterioration of fiscal and monetary conditions, as seen recently during the COVID-19 pandemic.

• Labor – Labor refers to the regulatory framework of a country’s labor market, such as regulations around minimum wage, severance, hiring and hours worked. It also refers to the distribution of wealth within the population. The investment manager looks for fair pay that allows citizens to consume and participate in the economy, as well as competitiveness and the ability of corporations to allocate resources effectively. Labor and wages can impact complicated issues such as competitiveness and productivity.

• Human capital – Human capital refers to the skill of a country’s workforce, the country’s investment in formal education and accumulation of skills through work. Lack of human capital in a country affects the productive ability of any economy. Similarly, policies that encourage diverse labor force participation can structurally increase labor’s contribution to growth.

• Demographics – This category looks at the amount of youth participation in the labor force that do not have work. In addition, demographics refers to labor force growth, which includes the change in labor force size and the amount of individuals age 15 and older who are working or are seeking work. Issues such as rapid population growth, aging and immigration may affect the size of the working population. A growing population can both aid in growth potential as well as create challenges for governments to generate enough jobs or risk social instability.

Governance:

• Business climate – This category evaluates the business-friendliness of a country’s rules and institutions. Business climate impacts investment levels and capital flows. Targeted tax breaks or special industrial zones can encourage domestic capital expenditure, and removing restrictions on foreign

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ownership of business in key sectors can significantly boost capital inflows as well as improve productivity.

• Institutional strength –This category measures the extent to which the rules of society are followed in a country and the quality of contract enforcement (e.g., strength of courts and police). For example, a fiscal rule embedded in the constitution has stronger credibility than one periodically subject to legislative votes. Greater institutional strength often leads to a less volatile economy.

• Corruption and transparency – Corruption refers to the extent to which public officials exercise power for private gain, at both federal and local levels. Transparency refers to data availability and reliability. Corruption can result in major political scandals that impact the government’s effectiveness and also distract from productive policy. Other effects of corruption can be unreliable government statistics for research purposes and international sanctions or withdrawal of international aid. A lack of transparency can worsen these effects.

• Policy mix and reform mindedness – This category looks at a country’s ability to formulate and implement sound policies (e.g. burden of regulations, unfair competitive practices and tax inconsistency). Countries are rewarded for being willing to pass unpopular but necessary reforms and policy to address economic and political challenges. Policy direction has an important impact on macroeconomics. Examples include whether leadership stands prepared to enact fiscal austerity (such as pension reform or subsidy removal) for the sake of a sustainable debt path and the government’s willingness to service debt, which directly impacts asset prices.

• Effectiveness – Effectiveness looks at the degree of governance that is independent from political pressures, the quality of policy formation and the credibility of a government’s commitment (e.g., bureaucratic quality and institutional effectiveness). A government’s effectiveness contributes critically to the approval and implementation of policy. Strong ideas and intent can be hamstrung by political inexperience and inability to overcome opposition. An example would be gridlock in the legislature between majority and minority coalitions.

Once the current and projected scores are calculated in each of the subcategories listed above, the investment manager calculates an average current and projected score for each country in each of the three main categories: environmental, social and governance. Final combined current and projected scores are then calculated for each country by applying an equal weight (33 1/3%) to each of the environmental, social and governance category scores. The countries are ranked on the TGM-ESGI according to their overall current score.

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Government bonds, which include instruments that have economic characteristics similar to government bonds, issued by emerging market (including frontier market) countries, of the poorest performing countries in each of the environmental, social or governance categories based on current scores are excluded from investment until the exclusions reach 20% of the emerging market countries on the TGM-ESGI. The Fund also excludes from its investments government bonds of countries that have been sanctioned by the Office of Foreign Asset Control, the European Union or the United Nations. The remaining emerging market countries in the TGM-ESGI universe comprise the Fund’s “Investible Universe.”

In addition to the criteria above, under normal market conditions, when selecting the countries in which the Fund will invest, the investment manager generally manages the Fund so that the weighted average base ESG score of the countries in the Fund's portfolio (including currency and derivatives that provide exposure to countries in the Fund's Investible Universe) is higher than the average base ESG score of the remaining countries in the Fund's Investible Universe after the countries or issuers excluded for investment are removed. Bonds that are designated as “green” or “sustainable” based on the bond’s offering documents and other relevant information may receive an additional increase to the bond’s base score solely for the purpose of calculating the Fund’s weighted average base ESG score. Therefore, when the Fund invests in green or sustainable bonds, the Fund’s weighted average base score may be higher than if this base score increase was not applied. Green or sustainable bonds from issuers that already have a score of 100 will not receive any further increase. Bonds issued by supranational organizations (Supranational Bonds) that have ESG ratings from an independent third party will also be rated and ranked for purposes of this policy only. For supranational issuers, the Fund utilizes ESG ratings provided by MSCI and restates those ratings to correspond to a scale of 0 to 100 (100 being the highest). The ESG methodology is applied to 100% of the Fund’s supranational debt holdings. Ranking of such Supranational Bonds are based on the supranational organization’s ESG practices only and not based on to which countries the proceeds of such Supranational Bonds are allocated or whether the proceeds are used for ESG-related purposes by such countries. It is possible that the proceeds from a bond held by the Fund that is issued by a supranational organization rated with a high ESG score by independent third parties and, consequently, by the investment manager, for purposes of this policy, could be used, without the Fund’s or the investment manager’s knowledge: (i) by countries that do not meet the Fund’s investment criteria; or (ii) for purposes that do not promote ESG practices or principles. The investment manager does not guarantee which countries are provided with proceeds from a Supranational Bond or for what purposes such proceeds are used. Supranational Bonds are defined as those issued by multilateral organizations established by central governments to promote economic

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development and regional integration of the member countries. Compliance with this policy generally will be tested on a weekly basis. At certain times the Fund's weighted average base ESG score may fall below the average base ESG score of the Fund's Investible Universe (after the countries or issuers excluded for investment are removed). At such times, the investment manager will manage the Fund so that the weighted average base ESG score of the countries in the Fund's portfolio returns to be higher than the average base ESG score of the countries in the Fund's Investible Universe as soon as reasonably practicable.

TGM-ESGI scoring is applied to 100% of the countries in which the Fund has or may have exposure to government bonds. The Fund measures compliance with its principal investment strategies at the time of investment. If a country no longer meets the above criteria, the investment manager will monitor the country’s projected scores and momentum and may, but is not required to, hedge exposure to the country or sell the bonds issued by such country. The ESG subcategories, weightings for the categories when calculating scores, and third-party index providers used for scoring are reviewed at least biannually. Although market activity, political and macroeconomic events, conditions in fixed income markets and specific investment opportunities are discussed and reviewed frequently, the investment manager formally updates the ESG research and scores twice a year, which may include refinements in the investment manager’s methodology. In addition, the investment manager continuously conducts look-back assessments of the accuracy of ESG projections from previous years and how directional trends in ESG have aligned with actual investment performance over time. Updates to the TGM-ESGI methodology and the current and projected scores for each country typically are released to the public twice a year, but the timing of such updates are subject to change without notice to shareholders.

The investment manager believes that ESG considerations are most effective when fully integrated into the other components of the investment manager’s traditional economic analysis. In selecting the investments for the Fund’s portfolio, the investment manager also employs a research-driven investment process that combines qualitative, country-specific and global macroeconomic analysis with quantitative tools. In addition to ESG factors, the investment manager considers various macroeconomic factors including the growth drivers, monetary policy, fiscal policy, inflation dynamic, debt sustainability, balance of debt payments and the political situation of each country. In addition, the investment manager considers the risk versus return analysis and liquidity of each government bond.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

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The bonds in which the Fund may invest include debt obligations of any maturity, such as bonds, notes, bills and debentures, and the average maturity of debt obligations in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic, and political conditions. The Fund may buy bonds rated in any category or that are unrated, and such obligations may have fixed or floating rates of interest. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in inflation-indexed securities and securities that are linked to or derive their value from another security, asset or currency of any nation.

For purposes of pursuing its investment goals the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund also may enter into various other transactions involving derivatives from time to time, including interest rate/bond futures and swap agreements (which may include credit default swaps and interest rate swaps). The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected interest rates, countries, duration or credit risks, or may be used for hedging purposes. The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not

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insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves different risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies: Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities: Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the

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International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Regional: To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Emerging Market Countries: The Fund’s investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Sustainability Investment: While the investment manager has clearly delineated subcategories for the purpose of ESG scoring, some of the factors that are considered when scoring a country are subjective and, consequently, the investment manager’s or a third party’s scoring may not always accurately assess the sustainability practices of an emerging market country in a specific subcategory. In addition, the Fund considers each country that issues bonds in which the Fund may invest holistically with respect to its sustainability practices. Therefore, certain countries may engage in activities that are not sustainable and that may be contrary to the principles of ESG investing but, because of the investment manager’s holistic approach, such practices may be outweighed by other more sustainable practices resulting in the country scoring well overall on the TGM-ESGI. Similarly, some countries may have higher scores in one category and lower scores in another, which may skew the results of the final score of a country making it seem more ESG-friendly than it is. There is also the risk that the countries identified for investment by the investment manager do not act as expected when addressing ESG issues. Although the Fund invests in government bonds issued for the purpose of financing the general growth and development of the emerging market countries that issue them, such countries may use proceeds

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from the bonds to pursue programs or activities that are not ESG-friendly unbeknownst to the investment manager. Finally, the investment manager compares the emerging market counties in which the Fund may invest with other emerging market countries, all of whom may lag in pursuing positive ESG activities. Therefore, the government bonds in which the Fund invests may provide more exposure to countries that have made less progress than other funds that invest in securities outside of the emerging markets universe.

The Fund’s ESG sustainability considerations may limit the number of investment opportunities available to the Fund and, as a result, at times, the Fund may underperform other funds that are not subject to such special non-financial considerations. The criteria related to the Fund’s methodology may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, while ESG factors guide a country’s longer-term fundamentals, the underlying trends can be obscured in the short term by cyclical or temporary conditions. In addition, there are significant differences in interpretations of what it means for a country to have positive ESG characteristics. While the investment manager believes its methodology is reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Use of Third Party Index Providers: The investment manager relies on third-party index providers for certain aspects of its ESG methodology. The investment manager believes that these indexes are reliable and are from reputable sources, but nevertheless, there may be risks associated with using third party index providers. These risks can include: (i) the providers may not have data on the entire universe of emerging market countries eligible for investment by the Fund; (ii) the providers may provide the investment manager with incomplete, inaccurate or stale data; (iii) different providers may provide differing scoring results to the extent multiple third party index providers are used for a specific subcategory; and (iv) there is no regulatory oversight of third party ESG index providers, which could result in an increase in third party index providers’ data inaccuracies.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise. In addition, the value of the Fund’s investments may go up or down due to general market or other conditions that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread liquidity issues and

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defaults in one or more industries; changes in interest, inflation or exchange rates; unexpected natural and man-made world events, such as diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain investments of the Fund as well as the Fund’s performance and liquidity.

Liquidity: The trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Variable rate securities generally will not increase in market value if interest rates decline. Conversely, the market value may not decline when prevailing interest rates rise. Fixed rate debt securities generally are more sensitive to interest rate changes than variable rate securities.

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Instruments: Issuers of lower-rated or “high-yield” debt instruments (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt instruments. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies

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as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt instruments generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt instruments generally fluctuate more than those of higher credit quality. High-yield debt instruments are generally more illiquid (harder to sell) and harder to value.

Income: The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Derivative Instruments: The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Inflation-Indexed Securities: Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

Non-Diversification: Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

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Cash Position: To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's past performance (before and after

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taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2025, Q2	9.87%
Worst Quarter:	2022, Q2	-9.81%

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Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2025

	1 Year	5 Years	10 Years
Templeton Sustainable Emerging Markets Bond Fund - Class A
Return before taxes	21.67%	2.13%	2.13%
Return after taxes on distributions	18.12%	1.15%	0.78%
Return after taxes on distributions and sale of Fund shares	12.87%	1.24%	1.09%
Templeton Sustainable Emerging Markets Bond Fund - Class C	24.85%	2.49%	2.09%
Templeton Sustainable Emerging Markets Bond Fund - Class R	26.08%	2.65%	2.35%
Templeton Sustainable Emerging Markets Bond Fund - Class R6	26.74%	3.18%	2.82%
Templeton Sustainable Emerging Markets Bond Fund - Advisor Class	26.76%	3.17%	2.77%
Bloomberg Global Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	1.26%
JP Morgan GBI-EM Global Diversified Index (index reflects no deduction for fees, expenses or taxes)	19.26%	1.12%	3.88%

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 3.75%. Prior to March 1, 2019, Class A shares were subject to a maximum front-end sales charge of 4.25%. If the prior maximum front-end sales charge of 4.25% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Sub-Advisor

Templeton Asset Management Ltd. (Asset Management). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

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Portfolio Managers

Michael Hasenstab, Ph.D.

Executive Vice President of Advisers and portfolio manager of the Fund since inception (2013).

Calvin Ho, Ph.D.

Senior Vice President of Advisers and portfolio manager of the Fund since 2018.

Vivian Guo

Portfolio Manager of Advisers and portfolio manager of the Fund since 2021.

Jaap Willems

Portfolio Manager of Asset Management and portfolio manager of the Fund since 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030) or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

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investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway	San Mateo, CA 94403-1906 franklintempleton.com	Templeton Sustainable Emerging Markets Bond Fund

072 PSUM 05/26
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